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                                  EXHIBIT 10(W)

                        AMENDMENTS TO 1992 INCENTIVE AND
                         NON-STATUTORY STOCK OPTION PLAN


                                 AMENDMENT NO. 1
                                        TO
                             MICRO BIO-MEDICS, INC.
               1992 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN


I.   AMENDMENT NO. 1

     The definition of Fair Market Value of the Option Stock contained in paragraph 2 is amended to read as follows:

     "Fair Market Value of the Option Stock" means fair market value of the Option Stock determined as of the date of grant of the option, in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto. In this regard, unless the Code states otherwise, "Fair Market Value" shall mean, with respect to Shares of Common Stock underlying the Option Stock (the "Shares") (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, the last sales price or if the last sales price is not available, the mean between the closing representative bid and asked prices for the Shares on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Board or Committee thereof; or (iv) if the Shares are not publicly traded, the fair market value established by the Board or Committee thereof acting in good faith."

II.  AMENDMENT NO. 2

     Paragraph 3 of the 1992 Plan is amended to read as follows:

     "3.  STOCK SUBJECT TO PLAN.

     Subject to the provisions of paragraph 12 hereof, there shall be reserved for issuance or transfer upon the exercise of Options to be granted from time to time Under the Plan an aggregate of 850,000 shares of Common Stock, which shares may be in whole or in part, as the Board of Directors of the Company shall from time to time determine, authorized and unissued shares of Common Stock or issued shares of Stock which shall have been reacquired by the Company. If any Option granted


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under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan."

III. AMENDMENT NO. 3

     Paragraph 9 of the 1992 Plan is amended to read as follows:

"9.  EXERCISE OF OPTIONS.

     (a) An Option granted under the Plan shall be exercisable at such time or times, whether or not in installments, as the Board shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares which have become so purchasable are less than 100 shares. The purchase price of the shares shall be paid as provided herein and in paragraph 13 hereof, upon the exercise of the Option.

     (b) Except as provided in paragraph 11, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

     (c) An exercisable option, or any exercisable portion thereof, may be exercised solely by delivery to the Chief Accounting Officer of the Company or his office of all of the following prior to the time when such option or such portion becomes unexercisable under the Plan:

          (i) Notice in writing signed by the optionee or other person then entitled to exercise such option or portion, stating that such option or portion is exercised, such notice complying with all applicable rules established by the Board or Committee thereof.

          (ii) (A) Full payment (in cash or by check) for the shares with respect to which such option or portion is hereby exercised.

                 (B) With the consent by resolution of the Board or Committee thereof, which consent may contain additional restrictions to implement the provisions contained herein, shares of any class of the Company's stock owned by the optionee duly endorsed for transfer to the Company with a fair market value (as determinable


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under paragraph 2) on the date of delivery equal to the aggregate option price of the Shares with respect to which such option or portion is thereby exercised (which shares shall be owned by the optionee for more than six months at the time they are delivered);

                 (C) With the consent of the Board or Committee thereof, any other form of cashless exercise permitted under paragraph 9(d) hereof; or

                 (D) Any combination of the consideration provided in the foregoing subsections (A), (B) and (C);

          (iii) Such representations and documents as the Board or Committee thereof, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Board or Committee thereof may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (iv) In the event that the option or portion thereof shall be exercised by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the option or portion thereof.

     (d) The Board or a Committee thereof, in its sole discretion, may establish procedures whereby an optionee, to the extent permitted by and subject to the requirements of Rule 16B-3 under the Securities Exchange Act of 1934 (the "Act"), Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate provided such procedures and policies are consistent with those of any other cashless exercise program established pursuant to any other plan established by the Company. Such procedures and policies shall be binding on any optionee wishing to utilize the cashless exercise program."

IV.  AMENDMENT NO. 4

     Paragraph 13 of the 1992 Plan is amended to read as follows:

"13. PAYMENT OF PURCHASE PRICE, FEDERAL INCOME TAX OR OTHER WITHHOLDING AMOUNT.

     (a) The shares to be purchased upon exercise of any Option shall be paid for in accordance with the provisions of paragraph 9. In respect to Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason,


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any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder to the Company. The Company shall not be required to deliver or transfer certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole option) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

     (b) The Board of Directors is authorized, in its sole discretion, to establish a program, if any, in which option holders may deliver shares of the Company or have the Company withhold shares otherwise issuable upon exercise of an option in order to satisfy federal and state withholding tax liability with respect to the grant of an option, its exercise or any payment or transfer under such option.

     (c) Notwithstanding anything contained in the Plan to the contrary, Incentive Stock Options granted prior to June 15, 1993 shall be administered by the Board or a Committee thereof pursuant to the Plan as it existed at the time of grant and shall not be affected by modifications to Paragraphs 9 and 13 the Plan. The Board or a Committee thereof shall have the right, but not the obligation, to retroactively amend all Non-Statutory Stock Options previously granted under this Plan to the extent that they have not been terminated to contain any newly adopted provisions approved by stockholders."

                                 AMENDMENT NO. 2
                                       TO
                             MICRO BIO-MEDICS, INC.
               1992 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN


The following paragraph has been added to Section 13 of the 1992 Plan:

     In case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock of the class issuable upon exercise of the Options) or in case of any sale or conveyance to another corporation of the property of the Company as an entity or substantially as an entity where part or all of the consideration received by the Company includes securities of the acquiring corporation, the Company, or such successor or acquiring corporation, as the case may be, shall provide that the holder of each Option then outstanding shall have the right thereafter to convert such Option into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company into which such Option might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. This paragraph shall apply to all incentive stock options granted on or after May 1, 1994 and to all non-statutory stock options granted under the Plan and with respect to options covered by this paragraph it shall supersede any conflicting provisions of the Plan."


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                                 AMENDMENT NO. 3
                                     TO THE
                             MICRO BIO-MEDICS, INC.
                        1992 INCENTIVE AND NON-STATUTORY
                         STOCK OPTION PLAN (the "Plan")


     1. Paragraph 2. DEFINITIONS of the Plan is hereby amended by adding the following definition as the first definition of said Paragraph 2.

     "Acquisition Event" means the acquisition by any person, entity or "group" (excluding, for this purpose, the Company, any affiliate of the Company, or any employee benefit plan of the Company or of any affiliate of the Company which acquires beneficial ownership of voting securities of the Company) within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of either five percent (5%) or more of the then outstanding shares of Common Stock or five percent (5%) or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors.

     2. Paragraph 2. DEFINITIONS of the Plan is hereby further amended by adding the following definition immediately following the definition of "Board" in said Paragraph 2.

     "Change of Control" means (i) a merger or consolidation of the Company with or into another corporation which is not an affiliate of the Company or a recapitalization or reorganization of the Company and, immediately upon the consummation of such merger, consolidation, reorganization or recapitalization, the persons who were the shareholders of the Company immediately prior to such merger, consolidation, reorganization or recapitalization do not immediately thereafter own more than fifty percent (50%) of the total voting power of the merged, consolidated, reorganized or recapitalized company's voting securities entitled to vote generally in the election of directors; (ii) the sale of all or substantially all of the assets of the Company to another person or entity which is not an affiliate of the Company; (iii) the acquisition by any person, entity or "group" (excluding, for this purpose, the Company, any affiliate of the Company, or any employee benefit plan of the Company or of any affiliate of the Company which acquires beneficial ownership of voting securities of the Company) within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of either fifty percent (50%) or more of the then outstanding shares of Common Stock or fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or (iv) during any period of two consecutive years, if persons who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote


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of at least eighty percent (80%) of the directors then still in office who were directors at the beginning of such period. For purposes of this definition an "affiliate" is any person or entity which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company and "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

     3. Paragraph 9. EXERCISE OF OPTIONS of the Plan is hereby amended by adding a new subparagraph (e) and (f) as follows (Subparagraphs (e) and (f) shall not apply to (i) all incentive stock options granted prior to stockholder approval of such subparagraphs, (ii) any non-statutory stock options granted prior to such approval where a written consent required under paragraph 14 of the 1992 Plan is not obtained) or (iii) any Option whatsoever where an event of default would be created under the Company's then existing institutional loan(s) and such event of default is not waived prior to such occurrence or cured pursuant to such loan agreements:

     (e) Upon the occurrence of an Acquisition Event, at the election of an optionee, such optionee shall be permitted to exercise all or any portion of such optionee's exercisable Options by borrowing from the Company, and the Company shall be obligated to loan such optionee, an amount equal to the
aggregate exercise   price of such Options intended to be exercised by such
optionee. Such optionee shall use the proceeds of such loan to exercise such Options. Such optionee shall issue to the Company a promissory note made by such optionee in a principal amount equal to the amount of such loan. The optionee shall pledge to the Company to secure the repayment of such loan all shares of Common Stock issued to the optionee upon exercise of Options pursuant to this subparagraph (e). At the time of such loan, such loan shall have a rate of interest and such loan and pledge shall have such additional terms and conditions all as determined by the Board or a Committee thereof.

     (f) Upon the occurrence of a Change of Control as set forth in clause (iv) of the definition thereof in Paragraph 2 hereof, or upon the occurrence of a Change of Control as set forth in clause (i), (ii) or (iii) of the definition thereof in Paragraph 2 hereof which Change of Control is not approved by a vote of at least eighty percent (80%) of the directors that constitute the Board immediately prior to the occurrence of such Change of Control, all Options shall terminate as of the time immediately prior to the occurrence of such Change of Control and the respective optionees shall surrender all of their unexercised Options for cancellation by the Company and, upon such surrender, the optionee shall receive (1) the cash, securities or other consideration he would have received had he been entitled to exercise, and had he exercised, such Option or Options immediately prior to such Change of Control and had he disposed of his shares issuable upon such exercise in connection with such Change of Control (subject to required deductions and withholdings), minus (2) an amount of cash or fair market value of securities or other such consideration equal to the exercise price of such Option or Options surrendered.


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